Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-200831

BAILLIE GIFFORD FUNDS

Baillie Gifford Global Alpha Equities Fund

Baillie Gifford Long Term Global Growth Fund

Baillie Gifford U.S. Equity Growth Fund

(the “Funds”)

Supplement dated May 7, 2020 to the Prospectuses and the Statement of Additional Information (“SAI”), each dated April 29, 2020

1.            Charles Plowden is expected to retire from the Manager and cease to serve as Portfolio Manager for Baillie Gifford Global Alpha Equities Fund effective on or about April 30, 2021.  Therefore, effective immediately, the third row in the table in the section titled “Baillie Gifford Global Alpha Equities Fund Team” under “Investment Team” in the Prospectuses are restated as follows:

Charles Plowden BA in Modern History (1983) Oxford University

Since the inception of Global Alpha in 2005, Mr. Plowden has been one of the three portfolio managers for the strategy. After becoming a Partner in 1988, he became Joint Senior Partner with overall responsibility for the investment departments in 2006. Mr. Plowden is also Chair of the Strategic Leadership Group. He joined Baillie Gifford in 1983 and was a portfolio manager in the UK Equity Team for over 20 years notably developing Baillie Gifford’s specialist UK capabilities, and was latterly head of the team. Charles graduated BA in Modern History from the University of Oxford in 1983.

Mr. Plowden is expected to retire from the Manager and cease to serve as Portfolio Manager for the Fund effective on or about April 30, 2021.

2.            Effective on or about May 31, 2020, James Anderson will no longer be a Portfolio Manager for Baillie Gifford Long Term Global Growth Fund. The Prospectuses and the SAI are revised as of that date to remove all references to James Anderson as a Portfolio Manager for Baillie Gifford Long Term Global Growth Fund.

3.            Effective on or about May 31, 2020, Helen Xiong will no longer be a Portfolio Manager for Baillie Gifford U.S. Equity Growth Fund. The Class K and Institutional Class Prospectus and

the SAI are revised as of that date to remove all references to Helen Xiong as a Portfolio Manager for Baillie Gifford U.S. Equity Growth Fund.

4.            Effective on or about May 31, 2020, Dave Bujnowski will become a Portfolio Manager for Baillie Gifford U.S. Equity Growth Fund. Therefore, effective as of that date, the Class K and Institutional Class Prospectus and the SAI are revised as follows.

The section titled “Management” under “Fund Summaries” in the Class K and Institutional Class Prospectus for Baillie Gifford U.S. Equity Growth Fund is restated in its entirety as follows:

Management

Investment Manager

Baillie Gifford Overseas Limited

Portfolio Managers

Name	Title	Year commenced Service with the Fund
Dave Bujnowski	Portfolio Manager	2020
Kirsty Gibson	Portfolio Manager	2016
Gary Robinson	Portfolio Manager	2016
Tom Slater	Portfolio Manager	2016

The section titled “Baillie Gifford U.S. Equity Growth Fund Team” under “Investment Team” in the Class K and Institutional Class Prospectus is revised to add the following table:

Education	Investment Experience
Dave Bujnowski BSc in Finance and Philosophy Boston College (1993)

Mr. Bujnowski joined Baillie Gifford in 2018 as a Senior Analyst and is now a portfolio manager in the US Equities team. Prior to joining Baillie Gifford, Mr. Bujnowski co-founded Coburn Ventures in 2005. In his 13 years at Coburn Ventures, Mr. Bujnowski was a Partner, primary client-facing consultant, research analyst and portfolio manager of a long-short, market neutral hedge fund. He started his career in 1996, joining Warburg Dillon Read’s equity research group as an associate semiconductor analyst before joining UBS’s Global Tech Strategy team. Mr. Bujnowski graduated from Boston College in 1993, where he majored in Finance and Philosophy.

Mr. Bujnowski has been a member of the team since 2020.

The section titled “Other Accounts” in the SAI is revised to add the following table:

		Total Assets in	Where advisory fee is based on account performance
Account Type	Total Accounts	Accounts (US$M)	Accounts	Assets in Accounts (US$M)

Baillie Gifford U.S. Equity Growth Fund
Dave Bujnowski*
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0
* Information provided as of April 30, 2020. Ownership of Securities - As of April 30, 2020, Mr. Bujnowski did not beneficially own any shares of Baillie Gifford U.S. Equity Growth Fund.

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